IN ACCORDANCE WITH RULE 202 OF
                    REGULATION S-T, THESE COLLATERAL TERM
                   SHEETS ARE BEING FILED IN PAPER PURSUANT
                      TO A CONTINUING HARDSHIP EXEMPTION




                                  EXHIBIT 99




                            COLLATERAL TERM SHEETS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C5